Exhibit 10.3


                 SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT

               SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of June 1, 2004 (this "Amendment"), to the Master Repurchase Agreement (the "Original Agreement"), dated as of May 28, 2003, as amended by the First Amendment to Master Repurchase Agreement, dated as of August 28, 2003 (the "First Amendment" and together with the Original Agreement, the "Repurchase Agreement"), by and between Goldman Sachs Mortgage Company, as a buyer and as Administrative Agent ("GSMC"), Commerzbank AG, New York Branch, as a buyer ("Commerzbank") and Capital Trust, Inc., as seller ("Seller"). Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.

                                     RECITAL
                                     -------

               WHEREAS, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to extend the Facility Termination Date under the Repurchase Agreement and to amend the Transaction Documents as set forth herein.

               NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

               1. Facility Termination Date. (a) The definition of "Facility Termination Date" in Section 2(c) of Annex I to the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:


               "`Facility Termination Date' shall mean June 1, 2006 unless extended pursuant to Section 3(r) of Annex 1."

               (b) The reference to June 1, 2004 in Section 3(r) of Annex I to the Repurchase Agreement is hereby amended to read June 1, 2006.


               2. Other Amendments.

               (a) Definition of Eligible Loans. The definition of "Eligible Loans" in Section 2(c) of Annex I to the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

           " `Eligible Loans' shall mean any of the following types of loans listed in (i) through (v) below, (v) acceptable to Buyer in the exercise of its sole and absolute discretion, (w) secured directly or indirectly by an Eligible Property, (x) having a remaining term (after giving effect to the exercise of any extension options) not to exceed seven (7) years, (y) as to which the applicable representations and warranties set forth in Exhibit V are true and correct as of the applicable Purchase Date and (z) has a maximum LTV of 85%:

               (i) performing Mezzanine Loans which are secured by pledges of the equity ownership interests in entities that directly or indirectly own Eligible Properties (the "Mezzanine Loans").

               (ii) senior participation interests (or a senior promissory note that is, in effect, similar in nature to a senior participation interest) in performing Mortgage Loans secured by first liens on Eligible Properties that also may secure a junior promissory note (or junior interest) in such loan (the "Senior First Mortgage B Notes").

               (iii) junior participation interests (or a junior promissory note that is, in effect, similar in nature to a junior participation interest) in performing Mortgage Loans secured by first liens on Eligible Properties that also secure a senior promissory note (or senior interest) in such loan (the "Junior First Mortgage B Notes").

               (iv) any other performing loan, participation interest, preferred equity investment or other junior mezzanine or subordinate investment which has a maximum LTV of 85% and which does not otherwise conform to the criteria set forth in clauses (i) through (iii) above that Buyer elects in its sole discretion to purchase (the "Other Mezzanine Investments")."

               (b) First Mortgage B Notes: The following definition is hereby added to Secton 2(c) of Annex I to the Repurchase Agreement (in the appropriate alphabetical order):


               " `First Mortgage B Note' shall mean any Senior First Mortgage B Note or Junior First Mortgage B Note."

               (c) Purchase Percentage: The definition of the term "Purchase Percentage" in Section 2(c) of Annex I to the Repurchase Agreement is hereby amended to read as follows:

               " `Purchase Percentage' shall mean, with respect to any Purchased Loan, the applicable "Purchase Percentage" specified in Schedule 1 and approved by Buyer for a Loan Type (or as otherwise specified in the applicable Confirmation)."

               (d) Extended Repurchase Period: The terms "Extended Repurchase Period" and "Extended Repurchase Period Monthly Payment Amount" are hereby deleted from Section 2(c) of Annex I to the Repurchase Agreement and Section 3(s) of Annex I to the Repurchase Agreement is hereby deleted in its entirety.

               (e) Schedule 1: Schedule 1 attached to Annex I to the Repurchase Agreement is hereby replaced in its entirety with Schedule A-1 attached hereto.


               3. Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement and the other Transaction Documents remain in full force and effect in accordance with their respective terms, and are hereby in all respects ratified and confirmed.

               4. References to Repurchase Agreement. All references to the Repurchase Agreement in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.


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



               5. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

               6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in their names as of the date first above written.

                                    GOLDMAN SACHS MORTGAGE COMPANY,
                                         as a Buyer

                                    By:  Goldman Sachs Real Estate Funding Corp.


                                         By:  /s/ Jonathan Sobel
                                             -----------------------------------
                                             Name:  Jonathan Sobel
                                             Title: Director


                                    GOLDMAN SACHS MORTGAGE COMPANY,
                                         as Administrative Agent

                                    By:  Goldman Sachs Real Estate Funding Corp.


                                         By:  /s/ Jonathan Sobel
                                             -----------------------------------
                                             Name:  Jonathan Sobel
                                             Title: Director




                                    COMMERZBANK AG, NEW YORK BRANCH,
                                           as a Buyer



                                    By: /s/ Anthony J. Tuffy
                                       -----------------------------
                                       Name:  Anthony J. Tuffy
                                       Title: Senior Vice President



                                    By: /s/ Michael Zanolli
                                       -----------------------------
                                       Name:  Michael Zanolli
                                       Title: Senior Vice President

                                    CAPITAL TRUST, INC., as Seller



                                    By: /s/ Brian H. Oswald
                                       -----------------------------
                                       Name: Brian H. Oswald
                                       Title: Chief Financial Officer



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



                                   SCHEDULE 1
                   Purchase Percentages and Applicable Spreads
                   -------------------------------------------


------------------------------------------------ -------------- -------------
                                                                 Applicable
                                                                   Spread
                                                   Purchase        (basis
                          LTV                     Percentage*      points)*
------------------------------------------------ -------------- -------------
        LTV less than or equal to 60%            Less than or       100
                                                   equal to
                                                      65%
------------------------------------------------ -------------- -------------
                                                 Greater than       125
                                                 65% but less
                                                    than or
                                                 equal to 85%
------------------------------------------------ -------------- -------------
         LTV greater than 60% and less than or   Less than or       135
                 equal to 70%                      equal to
                                                      60%
------------------------------------------------ -------------- -------------
                                                 Greater than       160
                                                 60% but less
                                                    than or
                                                 equal to 80%
------------------------------------------------ -------------- -------------
                                                 Less than or       175
         LTV greater than 70% and less than or     equal to
                 equal to 85%                         50%
------------------------------------------------ -------------- -------------
                                                 Greater than       200
                                                 50% but less
                                                    than or
                                                 equal to 70%
------------------------------------------------ -------------- -------------




---------
* Or as otherwise determined by Buyer in its sole discretion on a case-by-case basis and set forth in a Confirmation.



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